FIRST AMERICAN INSURANCE PORTFOLIOS, INC.
                            Corporate Bond Portfolio
                             Equity Income Portfolio
                             International Portfolio
                           Large Cap Growth Portfolio
                            Mid Cap Growth Portfolio
                           Small Cap Growth Portfolio
                              Technology Portfolio

                         Supplement dated April 12, 2004
                                       to
                          Prospectus dated May 1, 2003

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THIS SUPPLEMENT PROVIDES IMPORTANT NEW INFORMATION BEYOND THAT CONTAINED IN THE
PROSPECTUS FOR FIRST AMERICAN INSURANCE PORTFOLIOS, INC. IT SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS.

     The Board of Directors of First American Insurance Portfolios, Inc. (the "Fund") voted, effective April 12, 2004, to suspend the sale of shares of each of the portfolios of the Fund to investors who currently do not have insurance contracts that offer the Fund as an investment.

     The Board of Directors also determined to develop a Plan of Liquidation and Termination (the "Plan") to liquidate each portfolio of the Fund before the end of 2004. The Plan is required to be approved by the Board of Directors and by the shareholders of the applicable portfolio before it may be implemented. At this time, the Board of Directors has not set a date for the shareholder meeting. Once a meeting date has been set, all persons who are shareholders of record as of the record date set by the Board of Directors will be entitled to vote on the Plan. If the shareholders approve the Plan, the Fund anticipates liquidating by the end of 2004 and all shares of the portfolios will be redeemed. More information about the proposed liquidation will be provided to shareholders once a meeting date has been set.

     No new purchases of shares of an individual portfolio will be allowed other than to investors who currently have insurance contracts that offer the Fund as an investment. The Fund expects that most or all shareholders will decide to redeem their shares in the portfolios prior to the liquidation of the Fund. As a result, the Fund expects the total assets of each portfolio to reach a level at which the portfolio can no longer meet its investment objectives while maintaining an adequate level of diversification and liquidity. If such a level is reached for a given portfolio, the Fund intends to invest the assets of that portfolio in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the portfolios' advisor.

     The Board of Directors also concurred in the advisor's decision to eliminate the expense cap that is currently in place for each of the portfolios of the Fund effective September 1, 2004. As a result, once the expense cap has been eliminated, the expenses paid by each portfolio of the Fund are expected to increase substantially.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE